                                                                   EXHIBIT 10.12

                                 AMENDMENT NO. 5
                         TO MASTER REPURCHASE AGREEMENT

          Amendment No. 5, dated as of April 27, 2006 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC ("Buyer"), NEW CENTURY MORTGAGE CORPORATION, NC CAPITAL CORPORATION, NC ASSET HOLDING, L.P., NEW CENTURY CREDIT CORPORATION, LOAN PARTNERS MORTGAGE, LTD., KINGSTON MORTGAGE COMPANY, LTD., COMPUFUND MORTGAGE COMPANY, LTD, WRT FINANCIAL LIMITED PARTNERSHIP, PEACHTREE RESIDENTIAL MORTGAGE, L.P., RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, TEAM HOME LENDING, LTD., SUTTER BUTTES MORTGAGE, L.P., MIDWEST HOME MORTGAGE LTD, AUSTIN MORTGAGE, L.P., CAPITAL PACIFIC HOME LOANS, L.P., GOLDEN OAK MORTGAGE, L.P., SCFINANCE LP, AD ASTRA MORTGAGE, LTD, HOME123 CORPORATION AND NEW CENTURY MORTGAGE VENTURES, LLC (each a "Seller", and collectively, the "Sellers") and NEW CENTURY FINANCIAL CORPORATION, the ("Guarantor").

                                    RECITALS

          The Sellers, the Buyer, and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of December 22, 2004, as amended by Amendment No. 1, dated as of August 26, 2005, Amendment No. 2, dated as of September 2, 2005, Amendment No. 3, dated as of November 30, 2005 and Amendment No. 4, dated as of December 30, 2005 (the "Existing Repurchase Agreement", as amended by this Amendment, the "Repurchase Agreement"). The Guarantor is a party to that certain Guaranty (the "Guaranty"), dated as of December 22, 2004, as the same may be amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.

          The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

          Accordingly, the Buyer, Sellers and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

          SECTION 1. Termination of Northwest Capital Mortgage, L.P. as a Seller. As of the date hereof, Northwest Capital Mortgage, L.P. shall no longer be a Seller under the Repurchase Agreement. The Buyer hereby releases Northwest Capital Mortgage, L.P. from all of its obligations under the Existing Repurchase Agreement other than those obligations which by their terms otherwise survive the termination of the Repurchase Agreement which shall continue to bind Northwest Capital Mortgage, L.P.. All references to "Seller" under the Repurchase Agreement shall be deemed to exclude Northwest Capital Mortgage, L.P.

          SECTION 2. References to Custodian and Custodial Agreement. All references in the Existing Repurchase Agreement to the Custodian shall mean only Deutsche Bank National Trust Company. All references in the Existing Repurchase Agreement to the Custodial Agreement shall mean only the custodial agreement among Sellers, Buyer and Deutsche Bank National Trust Company, dated as of December 22, 2004, as the same may be amended from time to time.

          SECTION 3. Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of "Custodial Agreement", "Custodian" and "Mortgage Loan" in their entirety and replacing them with the following definitions:

          ""Custodial Agreement" means the custodial agreement among Sellers, Buyer and Deutsche Bank National Trust Company, dated as of December 22, 2004, as the same may be amended from time to time."

          ""Custodian" means Deutsche Bank National Trust Company, or any successor thereto under its Custodial Agreement."

          ""Mortgage Loan" means any Forty-Year Mortgage Loan, Co-op Loan, Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Second Lien Mortgage Loan, HELOC or Conforming Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage or home equity loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 14(b) hereof; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any "high-LTV" loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% (or with respect to High CLTV Mortgage Loans, 105%) or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to value ratio in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100% or, with respect to High CLTV Mortgage Loans, 105%) or any High Cost Mortgage Loans and; provided, further, that the origination date with respect to such Mortgage Loan is no earlier than ninety (90) days prior to the related Purchase Date."

          SECTION 4. Schedules. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting subsection (mm) in its entirety and replacing it with the following language:

          "(mm) Origination Date. The origination date is no earlier than ninety
(90) days prior to the related Purchase Date."

          SECTION 5. Conditions Precedent. This Amendment shall become effective as of April 27, 2006 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

          5.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

          (a) this Amendment, executed and delivered by the Guarantor and duly authorized officers of the Buyer and the Sellers;

          (b) Amendment No. 1 to the Custodial Agreement, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Custodian; and

          (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

          SECTION 6. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 14 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

          SECTION 7. Joint and Several Obligations. Each of the Sellers and Buyer hereby acknowledge and agree that Sellers are each jointly and severally liable to Buyer for all of their respective representations, warranties and covenants hereunder and under the Repurchase Agreement.

          SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        CAPITAL LLC,
                                        AS BUYER


                                        By: /s/ Bruce S. Kaiserman
                                            ------------------------------------
                                        Name: Bruce S. Kaiserman
                                        Title: Vice President


                                        NEW CENTURY MORTGAGE CORPORATION, AS
                                        SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NC CAPITAL CORPORATION, AS SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NC ASSET HOLDING, L.P., as Seller,

                                        By: NC DELTEX, LLC, its General Partner

                                        By: NC CAPITAL CORPORATION, its
                                        Sole Member


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President


                                        NEW CENTURY CREDIT CORPORATION, AS
                                        SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: President

                                        LOAN PARTNERS MORTGAGE, LTD, AS SELLER

                                        By: Capital Standard Origination
                                        Company,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        KINGSTON MORTGAGE COMPANY, LTD., AS
                                        SELLER

                                        By: CSOC XI, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        COMPUFUND MORTGAGE COMPANY, LTD, AS
                                        SELLER

                                        By: CSOC XIV, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        WRT FINANCIAL LIMITED PARTNERSHIP, AS
                                        SELLER

                                        By: CSOC XXIII, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP

                                        PEACHTREE RESIDENTIAL MORTGAGE, L.P., AS
                                        SELLER

                                        By: CSOC XXV, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        RESIDENTIAL PRIME LENDING LIMITED
                                        PARTNERSHIP, AS SELLER

                                        By: CSOC XXVII, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        TEAM HOME LENDING LTD, AS SELLER

                                        By: CSOC XXXII, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        SUTTER BUTTES MORTGAGE LP, AS SELLER

                                        By: CSOC XXXVIII, Inc.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP

                                        MIDWEST HOME MORTGAGE LTD, AS SELLER

                                        By: CSOC XXXVII, Inc.
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        AUSTIN MORTGAGE, L.P., AS SELLER

                                        By: REALTOR BUILDER I, Inc.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        CAPITAL PACIFIC HOME LOANS, L.P., AS
                                        SELLER

                                        By: REALTOR BUILDER II, Inc.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        GOLDEN OAK MORTGAGE, LP, AS SELLER

                                        By: REALTOR BUILDER III, Inc.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP

                                        SCFINANCE LP, AS SELLER

                                        By: REALTOR BUILDER V, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        AD ASTRA MORTGAGE LTD, AS SELLER

                                        By: REALTOR BUILDER VI, INC.,
                                        Its General Partner


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        HOME123 CORPORATION, AS SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President


                                        NEW CENTURY MORTGAGE VENTURES, LLC, AS
                                        SELLER


                                        /s/ Stergios Theologides
                                        ----------------------------------------
                                        Name: Stergios Theologides
                                        Title: EVP


                                        NEW CENTURY FINANCIAL CORPORATION, AS
                                        GUARANTOR


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                        Name: Kevin Cloyd
                                        Title: Executive Vice President

Acknowledged and Agreed:

NORTHWEST CAPITAL MORTGAGE, L.P.

By: REALTOR BUILDER IV, INC.,
Its General Partner


/s/ Stergios Theologides
-------------------------------------
Name: Stergios Theologides
Title: EVP